POWER OF ATTORNEY         Exhibit (24)


We, the undersigned directors of The Hartford Steam Boiler Inspection and Insurance Company, hereby individually appoint Robert C. Walker and Roberta A. O'Brien, and each of them singly, with full power of substitution to each, our true and lawful attorneys with full power to them and each of them singly, to sign for us in our names in the capacities stated below the Form 10-K, Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1994 for The Hartford Steam Boiler Inspection and Insurance Company, and any and all amendments to said Form 10-K, and generally to do all such things in our name and on our behalf in our capacities as directors that will enable the Company to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, which relate to said Form 10-K and the filing thereof, hereby ratifying and confirming our signatures as they may be signed by our said attorneys or any one of them to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

     (Signature)                   (Title)                (Date)


/s/ Gordon W. Kreh
Gordon W. Kreh                Chief Executive     February 27, 1995
			      Officer and
			      Director


/s/ Joel B. Alvord
Joel B. Alvord                Director            February 27, 1995


/s/Colin G. Campbell
Colin G. Campbell             Director            February 27, 1995


/s/ Donald M. Carlton
Donald M. Carlton             Director            February 27, 1995


/s/ Richard G. Dooley
Richard G. Dooley             Director            February 27, 1995


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     (Signature)              (Title)                     (Date)


/s/ William B. Ellis
William B. Ellis              Director            February 27, 1995


/s/ E. James Ferland
E. James Ferland              Director            February 27, 1995


/s/ John A. Powers
John A. Powers                Director            February 27, 1995


/s/ Lois Dickson Rice
Lois Dickson Rice             Director            February 27, 1995


/s/ Paul A. Vatter
Paul A. Vatter                Director            February 27, 1995


/s/ John M. Washburn, Jr.
John M. Washburn, Jr.         Director            February 27, 1995


/s/ Wilson Wilde              Director            February 27, 1995
Wilson Wilde